INTANGIBLE ASSETS - Expected Future Amortization Expense (Details) $ in Thousands	Dec. 31, 2025 USD ($)
Future Amortization Expense
2026	$ 603
2027	470
2028	123
2029	123
2030	123
Thereafter	165
Definite Lived Intangible Assets, Net	$ 1,607